GUIDESTONE FUNDS

Supplement dated February 26, 2016

to

Prospectus dated May 1, 2015, as amended June 1, 2015

This supplement provides new information beyond that contained in the Prospectus. It should be retained and read in conjunction with the Prospectus.

Real Assets Fund

At its February 25-26, 2016 meeting, the Board of Trustees (“Board”) of GuideStone Funds approved a plan to liquidate and terminate the Real Assets Fund (the “Fund”), upon the recommendation of GuideStone Capital Management, LLC, the Fund’s investment adviser (the “Adviser”). After considering information provided by the Adviser, the Board concluded that, due to the Fund’s small asset size, it will no longer be practicable for the Adviser to operate the Fund in an economically viable manner. Accordingly, the Board determined that it would be in the best interests of the Fund and its shareholders to liquidate and terminate the Fund.

The Fund operates as a fund of funds and pursues its investment objective primarily by allocating its assets to other investment companies, including the following GuideStone Funds: Inflation Protected Bond Fund, Flexible Income Fund, Real Estate Securities Fund and Global Natural Resources Equity Fund (the “Underlying Funds”).

The date of liquidation for the Fund is anticipated to be on or about April 29, 2016 (the “Liquidation Date”). Please note that you may exchange your shares of the Fund at net asset value at any time prior to the Liquidation Date for shares of the appropriate class of another GuideStone Fund, including the Underlying Funds, in accordance with the terms of the Fund’s prospectus. You also may redeem your shares of the Fund at any time prior to the Liquidation Date. The Fund will distribute cash pro rata to all remaining shareholders who have not previously exchanged or redeemed all of their shares on or about Liquidation Date. In connection with the liquidation, the Fund may depart from its stated investment objective as it begins to convert all portfolio securities to cash or cash equivalents in preparation for the final distribution to shareholders. Once the distribution is complete, the Fund will terminate.

The redemption, sale or liquidation of your shares may be a taxable event to the extent that your tax basis in the shares is lower than the liquidation proceeds per share that you receive. The exchange of your shares for shares of another GuideStone Fund may also be a taxable event. If you own Fund shares in a tax deferred account, such as an individual retirement account, 401(k) or 403(b) account, the liquidation proceeds may not be subject to current income taxation. You should consult your tax adviser about the Fund’s liquidation and its tax consequences to you, if any. You should also consult your tax adviser before initiating any exchange of shares.

For more information, please contact us at 1-888-GS-FUNDS (1-888-473-8637) 7 a.m. to 6 p.m. CST, Monday through Friday.

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PLEASE RETAIN THIS SUPPLEMENT FOR FUTURE REFERENCE

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